Exhibit 99.1
Fathom Holdings Inc. Signs Agreement to Be Acquired by Bed Bath & Beyond, Representing a Transformational Opportunity to Expand Fathom’s Market Reach and Deliver Compelling Long-Term Value for Fathom Shareholders, Agents, and Stakeholders

Combination Unites Fathom's Real Estate Technology Platform with Bed Bath & Beyond's Brand and Customer Reach to Redefine the Homeownership Lifecycle

Transaction Implies Equity Value of Approximately $53.38 Million for Fathom Holdings Inc.

CARY, N.C. – June 17, 2026 – Fathom Holdings Inc. (Nasdaq: FTHM) (“Fathom”), a national, technology-driven real estate services platform integrating residential brokerage, mortgage, title, and SaaS offerings, today announced that it has entered into a definitive merger agreement to be acquired by Bed Bath & Beyond, Inc. (NYSE: BBBY) (“Bed Bath & Beyond”) in an all-stock transaction.

The transaction implies an equity value for Fathom of approximately $53.38 million and reflects an exchange ratio of 0.2236 shares of Bed Bath & Beyond common stock for each Fathom share, subject to certain adjustments at closing of the transaction.

Bed Bath & Beyond is building Everything Home, a strategy centered on three interconnected pillars: Homeownership & Transactions, Omnichannel Commerce and Home Services. The acquisition expands Bed Bath & Beyond’s Homeownership & Transactions pillar by adding Fathom’s capabilities across brokerage, mortgage, title, insurance and homeowner financial services. Combined with Bed Bath & Beyond’s Omnichannel Commerce platform and growing Home Services business, these capabilities are expected to create a unified platform centered around homeowners, their homes, and the neighborhoods where they live.

Fathom’s integrated platform and technology capabilities complement Bed Bath & Beyond’s Everything Home strategy and are expected to accelerate the combined company’s vision to create the nation’s first end-to-end homeownership platform. Fathom believes that this combination represents a transformational opportunity to expand its market reach, enhance its technology investments, and deliver compelling long-term value for Fathom shareholders, agents, and stakeholders.

Fathom expects the combination to provide immediate access to millions of Bed Bath & Beyond customers at key moments in the homeownership journey, creating a seamless connection between home buying, financing, and furnishing. The transaction is also expected to provide Fathom with enhanced scale and resources, including greater capital access to invest in its technology platform and agent network. Together with Bed Bath & Beyond’s nationally recognized brand, the combination is expected to amplify Fathom’s market presence while unlocking significant cross-selling synergies and new monetization opportunities across home services and products.

By combining technology, data, and intelligence across its three pillars, the combined company believes it can better anticipate customer needs, allocate resources, and deliver more relevant experiences at the local level. The transaction is also expected to generate increased revenue opportunities through integrated offerings, accelerate adoption of Fathom’s intelliAgent technology platform, create operational efficiencies through shared infrastructure, and improve customer acquisition and retention across the home lifecycle.

Further, the Company announced that Adam Rothstein, a current member of Fathom’s Board of Directors, has been appointed Interim Chief Executive Officer, and that Daniel Weinmann, the Company’s vice president of finance, has been appointed Chief Financial Officer, effective immediately.

“This transaction marks a transformational opportunity for Fathom and our shareholders,” said Adam Rothstein, Interim Chief Executive Officer of Fathom. “By combining with Bed Bath & Beyond, we meaningfully expand our ability to deliver a fully integrated, technology-driven experience for agents and consumers, and it positions us for long-term growth. Bed Bath & Beyond’s broad customer reach and strong brand recognition, paired with our scalable real estate technology platform, creates a compelling opportunity to redefine the homeownership lifecycle and build lasting value for our shareholders.”

The transaction is expected to close in the second half of 2026, subject to the satisfaction or waiver of customary closing conditions, including the approval of Fathom’s stockholders, and the receipt of required regulatory approvals. Additional details regarding the transaction will be provided in filings with the Securities and Exchange Commission (the “SEC”).

About Fathom Holdings Inc.

Fathom Holdings Inc. is a national, technology-driven real estate services platform that integrates residential brokerage, mortgage, title, and SaaS offerings through its proprietary cloud-based software, intelliAgent. Fathom’s brands include Fathom Realty, Encompass Lending, intelliAgent, Real Results, and Verus Title. For more information, visit www.FathomInc.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” that involve risks and uncertainties which we expect will or may occur in the future and may impact our business, financial condition and results of operations. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of Fathom, including: uncertainties as to the timing of the consummation of the proposed transaction and the ability of the parties to consummate the proposed transaction; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the approval of Fathom’s stockholders; the ability to obtain required regulatory approvals at all or in a timely manner; any litigation related to the proposed transaction; disruption of Fathom’s or Bed Bath & Beyond’s current plans and operations as a result of the proposed transaction; the ability of the Company or Bed Bath & Beyond to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; and other risks as set forth in the Risk Factors section of Fathom’s most recent Form 10-K as filed with the SEC and supplemented from time to time in other Fathom filings made with the SEC. Copies of Fathom's Form 10-K and other SEC filings are available on the SEC's website, www.sec.gov. Fathom undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Bed Bath & Beyond and Fathom will file relevant materials with the SEC, including a registration statement on Form S-4 that will include a proxy statement of Fathom and will also constitute a prospectus of Bed Bath & Beyond, and a definitive proxy statement will be mailed to stockholders of Fathom. INVESTORS AND SECURITY HOLDERS OF FATHOM AND BED BATH & BEYOND ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS THAT WILL BE INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND THE RISKS ASSOCIATED WITH THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain, without charge, a copy of the registration statement, the proxy statement/prospectus and other relevant documents filed with the SEC (when available) from the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Fathom will be available free of charge on Fathom’s investor relations website at ir.fathominc.com. Copies of the documents filed with the SEC by Bed Bath & Beyond will be available free of charge on Bed Bath & Beyond’s investor relations website at investors.beyond.com.

Participants in the Solicitation

Fathom, Bed Bath & Beyond, and certain of their directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Fathom in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding Fathom’s directors and executive officers is contained in Fathom’s definitive proxy statement in connection with its annual meeting of stockholders held in 2025, which was filed with the SEC on July 11, 2025. Information regarding Bed Bath & Beyond’s directors and executive officers is contained in Bed Bath & Beyond’s definitive proxy statement in connection with its annual meeting of stockholders held in 2026, which was filed with the SEC on March 27, 2026. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of Fathom’s security holders generally, by reading the proxy statement/prospectus and other relevant documents regarding the transaction, which will be filed with the SEC. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at www.sec.gov and Fathom’s or Bed Bath & Beyond’s investor relations websites as described above.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication does not constitute a prospectus or prospectus equivalent document.

No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. In connection with the proposed transaction, Bed Bath & Beyond will file a registration statement on Form S-4 that will include a proxy statement of Fathom and will also constitute a prospectus of Bed Bath & Beyond. INVESTORS AND SECURITY HOLDERS OF FATHOM AND BED BATH & BEYOND ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investor Contact:

Matt Glover and Clay Liolios
Gateway Group, Inc.
949-574-3860
FTHM@gateway-grp.com